U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 15, 2009


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                     0-21874
                            (Commission File Number)

   Jersey, Channel Islands                          Not applicable
(State or Other Jurisdiction            (I.R.S. Employer Identification No.)
        of Incorporation)


                                One Castle Street
                           St. Helier, Jersey JE2 3RT
                                 Channel Islands
                              Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)



             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this Item 7.01,"Regulation FD Disclosure" and Item 2.02, "Results of Operations and Financial Condition."

FOR IMMEDIATE RELEASE                                               May 15, 2009


                           Berkeley Technology Limited


                                Financial Results
                              For the Quarter Ended
                                 March 31, 2009

London,  May 15,  2009 - Berkeley  Technology  Limited  (OTCBB:  BKLYY.PK,
London: BEK.L) (the "Company") is an international venture capital consulting firm with a focus on Silicon Valley technology companies.

      The Company today reported financial results for the quarter ended March 31, 2009. The Company's consolidated net loss for the quarter ended March 31, 2009 was $1.0 million, or $0.02 per diluted share and $0.19 per diluted ADR, compared with a consolidated net loss of $0.4 million, or $0.01 per diluted share and $0.09 per diluted ADR, for the quarter ended March 31, 2008. The Company computes and reports consolidated net income (loss) and diluted earnings
(loss) per share and ADR in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

      Accounting rules require us to review our private equity investments on a quarterly basis for impairment indicators. If impairment indicators exist, we must then record a loss for any decrease in fair value that we determine to be other-than-temporary. During the first quarter of 2009, we recorded a write-down of $0.2 million on one of our private equity investments; however, despite our current valuation of this investment, there is still the possibility that we could ultimately realize more than our current carrying value of this investment. This investee company was a former consulting client of ours and during the second quarter of 2009, we were successful in converting our fees receivable from this investee company into an additional bridge financing investment which protects our original preferred stock investment. The results for the first quarter of 2008 included a $0.3 million realized investment gain relating to the final distribution we received from the WorldCom securities litigation. This means that $0.5 million of the $0.6 million decline in operating results for the first quarter of 2009 compared to the first quarter of 2008 was due to either unrealized investment write-downs or extraordinary investment gains. During the fourth quarter of 2008, we received a partial distribution of $1.4 million from the Enron Corporation securities litigation, and we expect to receive a final distribution later in 2009.

      We continue to make progress in holding operating expenses down. Operating expenses fell by $0.1 million during the first quarter of 2009 compared to the same period in 2008. We expect quarterly expenses to fall by approximately $0.2 million starting in the third quarter of 2009 after severance costs cease in relation to one employee.

      We earned consulting fees of $0.1 million during the quarter which was comparable to the fees earned in the same period last year. Interest income declined by $0.1 million during the quarter compared to the first quarter of 2008 due to lower interest rates.

      In certain of our consulting arrangements, we may benefit from investments made by our clients if their investments are successful. Given the challenges we face in the current economic environment, the level of consulting fees is expected to be volatile depending on the nature and extent of our work at any point in time. We continue to actively seek new clients and business opportunities.

                                   **********

      Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations,
(vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.


Please address any inquiries to:

Ian Whitehead                      Jersey                    (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited



Form 10-Q for the quarter ended March 31, 2009

        A copy of the  above  document  will be  submitted  to the U.K.  Listing
Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

                  BERKELEY TECHNOLOGY LIMITED AND SUBSIDIARIES

                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                      (In thousands, except share amounts)

                                                                                       March 31,       December 31,
                                                                                         2009              2008
                                                                                     ------------      ------------
                                            ASSETS
Current assets:
   Cash and cash equivalents......................................................   $     13,001 (1)  $     13,681
   Accounts receivable, less allowances of $0 as of March 31, 2009
       and December 31, 2008......................................................            148               222
   Interest receivable............................................................              2                 1
   Prepaid expenses and deposits..................................................             93               147
                                                                                     ------------      ------------
Total current assets..............................................................         13,244            14,051

Private equity investments (at lower of cost or estimated fair value).............          1,284 (1)         1,484
Property and equipment, net of accumulated depreciation of $179 and $177
   as of March 31, 2009 and December 31, 2008, respectively.......................              8                 9
                                                                                     ------------      ------------
Total assets......................................................................   $     14,536      $     15,544

                                                                                     ------------      ------------
                                                                                     ------------      ------------
                        LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued expenses..........................................   $        460      $        459
   Policyholder liabilities (due in less than one year)...........................             44               106
                                                                                     ------------      ------------
Total current liabilities.........................................................            504               565
                                                                                     ------------      ------------

Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
   64,439,073 shares issued and outstanding as of March 31, 2009
   and December 31, 2008..........................................................          3,222             3,222
Additional paid-in capital........................................................         67,879            67,860
Retained earnings.................................................................          5,928             6,894
Employee benefit trusts, at cost (13,522,381 shares as of
   March 31, 2009 and December 31, 2008)..........................................        (62,598)          (62,598)
Accumulated other comprehensive loss..............................................           (399)             (399)
                                                                                     ------------      ------------
Total shareholders' equity........................................................         14,032            14,979
                                                                                     ------------      ------------
Total liabilities and shareholders' equity........................................   $     14,536      $     15,544
                                                                                     ------------      ------------
                                                                                     ------------      ------------

(1) The  Company's  insurance  subsidiary,   London  Pacific  Assurance  Limited ("LPAL"),  holds $11,716 of the Group's
    $13,001 in cash and cash equivalents and $1,144 of the Group's  $1,284 in private  equity  investments  which are only available  currently to fund the operations or commitments of LPAL, and not to the parent  company or any of the other  subsidiaries,  except for $5 million in cash which was distributed by LPAL to the Company in April 2009.

                  BERKELEY TECHNOLOGY LIMITED AND SUBSIDIARIES

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (In thousands, except per share and ADS amounts)

                                                                                            Three Months Ended
                                                                                                 March 31,
                                                                                     ------------------------------
                                                                                         2009              2008
                                                                                     ------------      -------------

Revenues:
Consulting fee income.............................................................   $         97      $        114
Interest income...................................................................              7               121
Realized investment gains (losses)................................................           (200)              270
                                                                                     ------------      ------------
                                                                                              (96)              505
Expenses:
Operating expenses................................................................            867               950
Amounts credited on insurance policyholder accounts...............................              1                 1
                                                                                     ------------      ------------
                                                                                              868               951
                                                                                     ------------      ------------
Loss before income tax expense....................................................           (964)             (446)

Income tax expense................................................................              2                 2
                                                                                     ------------      ------------
Net loss..........................................................................   $       (966)     $       (448)
                                                                                     ------------      ------------
                                                                                     ------------      ------------




Basic and diluted loss per share..................................................   $      (0.02)     $      (0.01)
                                                                                     ------------      ------------
                                                                                     ------------      ------------

Basic and diluted loss per ADS....................................................   $      (0.19)     $      (0.09)
                                                                                     ------------      ------------
                                                                                     ------------      ------------




                  BERKELEY TECHNOLOGY LIMITED AND SUBSIDIARIES

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)

                                                                                            Three Months Ended
                                                                                                March 31,
                                                                                     ------------------------------
                                                                                           2009             2008
                                                                                     ------------      ------------

Net cash used in operating activities.............................................   $       (616)     $       (712)


Cash flows from investing activities:
Proceeds from WorldCom, Inc. securities litigation settlement.....................              -               270
Capital expenditures..............................................................              -                (2)
                                                                                     ------------      ------------
Net cash provided by investing activities.........................................              -               268
                                                                                     ------------      ------------

Cash flows from financing activities:
Insurance policyholder benefits paid..............................................            (63)                -
                                                                                     ------------      ------------
Net cash used in financing activities.............................................            (63)                -
                                                                                     ------------      ------------

Effect of exchange rate changes on cash...........................................             (1)                -
                                                                                     ------------      ------------

Net decrease in cash and cash equivalents.........................................           (680)             (444)
Cash and cash equivalents at beginning of period..................................         13,681            14,568
                                                                                     ------------      ------------
Cash and cash equivalents at end of period .......................................   $     13,001      $     14,124
                                                                                     ------------      ------------
                                                                                     ------------      ------------
